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Investor Presentation

October 2021

Disclaimer

THIS PRESENTATION (THIS "PRESENTATION") IS PROVIDED FOR INFORMATION PURPOSES ONLY AND HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION WITH RESPECT TO A POTENTIAL BUSINESS COMBINATION BETWEEN ROTH CH ACQUISITION III CO. ("ROCR") AND BCP QUALTEK HOLDCO, LLC (TOGETHER WITH ITS DIRECT AND INDIRECT SUBSIDIARIES, COLLECTIVELY, THE "COMPANY" OR "QUALTEK") AND RELATED TRANSACTIONS (THE "PROPOSED BUSINESS COMBINATION") AND FOR NO OTHER PURPOSE.

THE DISTRIBUTION OF THIS PRESENTATION MAY ALSO BE RESTRICTED BY LAW AND PERSONS INTO WHOSE POSSESSION THIS PRESENTATION COMES SHOULD INFORM THEMSELVES OF AND OBSERVE ANY SUCH RESTRICTIONS. THE RECIPIENT ACKNOWLEDGES THAT IT IS (I) AWARE THAT THE UNITED STATES SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL, NON-PUBLIC INFORMATION CONCERNING A COMPANY FROM PURCHASING OR SELLING SECURITIES OF SUCH COMPANY OR FROM COMMUNICATING SUCH INFORMATION TO ANY OTHER PERSON UNDER CIRCUMSTANCES IN WHICH IT IS REASONABLY FORESEEABLE THAT SUCH PERSON IS LIKELY TO PURCHASE OR SELL SUCH SECURITIES, AND (II) FAMILIAR WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (COLLECTIVELY, THE "EXCHANGE ACT"), AND THAT THE RECIPIENT WILL NEITHER USE, NOR CAUSE ANY THIRD PARTY TO USE, THIS PRESENTATION OR ANY INFORMATION CONTAINED HEREIN IN CONTRAVENTION OF THE EXCHANGE ACT, INCLUDING, WITHOUT LIMITATION, RULE 10B-5 HEREUNDER.

THIS PRESENTATION AND THE INFORMATION CONTAINED HEREIN CONSTITUTES CONFIDENTIAL INFORMATION, IS PROVIDED TO YOU ON THE CONDITION THAT YOU AGREE THAT YOU WILL HOLD IT IN STRICT CONFIDENCE AND NOT REPRODUCE, DISCLOSE, FORWARD OR DISTRIBUTE IT IN WHOLE OR IN PART WITHOUT THE PRIOR WRITTEN CONSENT OF ROCR AND THE COMPANY AND IS INTENDED FOR THE RECIPIENT HEREOF ONLY

NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED ARE GIVEN IN, OR IN RESPECT OF, THIS PRESENTATION. TO THE FULLEST EXTENT PERMITTED BY LAW IN NO CIRCUMSTANCES WILL ROCR, QUALTEK OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, STOCKHOLDERS, AFFILIATES, REPRESENTATIVES, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, ADVISERS OR AGENTS BE RESPONSIBLE OR LIABLE FOR ANY DIRECT, INDIRECT OR CONSEQUENTIAL LOSS OR LOSS OF PROFIT ARISING FROM THE USE OF THIS PRESENTATION, ITS CONTENTS, ITS OMISSIONS, RELIANCE ON THE INFORMATION CONTAINED WITHIN IT, OR ON OPINIONS COMMUNICATED IN RELATION THERETO OR OTHERWISE ARISING IN CONNECTION THEREWITH. INDUSTRY AND MARKET DATA USED IN THIS PRESENTATION HAVE BEEN OBTAINED FROM THIRD-PARTY INDUSTRY PUBLICATIONS AND SOURCES AS WELL AS FROM RESEARCH REPORTS PREPARED FOR OTHER PURPOSES. NEITHER ROCR NOR QUALTEK HAS INDEPENDENTLY VERIFIED THE DATA OBTAINED FROM THESE SOURCES AND CANNOT ASSURE YOU OF THE DATA'S ACCURACY OR COMPLETENESS. THIS DATA IS SUBJECT TO CHANGE. IN ADDITION, THIS PRESENTATION DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT MAY BE REQUIRED TO MAKE A FULL ANALYSIS OF QUALTEK OR THE PROPOSED BUSINESS COMBINATION. VIEWERS OF THIS PRESENTATION SHOULD EACH MAKE THEIR OWN EVALUATION OF QUALTEK AND OF THE RELEVANCE AND ADEQUACY OF THE INFORMATION AND SHOULD MAKE SUCH OTHER INVESTIGATIONS AS THEY DEEM NECESSARY.

FORWARD-LOOKING STATEMENTS

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS UNDER THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS ABOUT THE PARTIES' ABILITY TO CLOSE THE PROPOSED BUSINESS COMBINATION (THE "PROPOSED BUSINESS COMBINATION"), THE ANTICIPATED BENEFITS OF THE PROPOSED BUSINESS COMBINATION, AND THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, EARNINGS OUTLOOK AND PROSPECTS OF ROCR AND/OR QUALTEK, AND MAY INCLUDE STATEMENTS FOR THE PERIOD FOLLOWING THE CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS "PLAN," "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "OUTLOOK," "ESTIMATE," "FORECAST," "PROJECT," "CONTINUE," "COULD," "MAY," "MIGHT," "POSSIBLE," "POTENTIAL," "PREDICT," "SHOULD," "WOULD" AND OTHER SIMILAR WORDS AND EXPRESSIONS, BUT THE ABSENCE OF THESE WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. THE FORWARD-LOOKING STATEMENTS ARE BASED ON THE CURRENT EXPECTATIONS OF THE MANAGEMENT OF ROCR AND QUALTEK, AS APPLICABLE, AND ARE INHERENTLY SUBJECT TO UNCERTAINTIES AND CHANGES IN CIRCUMSTANCES AND THEIR POTENTIAL EFFECTS AND SPEAK ONLY AS OF THE DATE OF SUCH STATEMENT. THERE CAN BE NO ASSURANCE THAT FUTURE DEVELOPMENTS WILL BE THOSE THAT HAVE BEEN ANTICIPATED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES OR OTHER ASSUMPTIONS THAT MAY CAUSE ACTUAL RESULTS OR PERFORMANCE TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THOSE DISCUSSED AND IDENTIFIED IN PUBLIC FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY ROCR AND THE FOLLOWING:

- EXPECTATIONS REGARDING QUALTEK'S STRATEGIES AND FUTURE FINANCIAL PERFORMANCE, INCLUDING ITS FUTURE BUSINESS PLANS OR OBJECTIVES, PROSPECTIVE PERFORMANCE AND OPPORTUNITIES AND COMPETITORS, REVENUES, PRODUCTS AND SERVICES, PRICING, OPERATING EXPENSES, MARKET TRENDS, LIQUIDITY, CASH FLOWS AND USES OF CASH, CAPITAL EXPENDITURES, AND QUALTEK'S ABILITY TO INVEST IN GROWTH INITIATIVES AND PURSUE ACQUISITION OPPORTUNITIES;
- THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION AGREEMENT DATED AS OF JUNE 16, 2021, AMONG ROCR, QUALTEK AND THE OTHER PARTIES THERETO (THE "BUSINESS COMBINATION AGREEMENT");
- THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST ROCR OR QUALTEK FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN;
- THE INABILITY TO COMPLETE THE PROPOSED BUSINESS COMBINATION DUE TO, AMONG OTHER THINGS, THE FAILURE TO OBTAIN ROCR STOCKHOLDER APPROVAL OR ROCR'S INABILITY TO OBTAIN THE FINANCING NECESSARY TO CONSUMMATE THE PROPOSED BUSINESS COMBINATION;
- THE RISK THAT THE ANNOUNCEMENT AND CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION DISRUPTS QUALTEK'S CURRENT OPERATIONS AND FUTURE PLANS;
- THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE PROPOSED BUSINESS COMBINATION;
- UNEXPECTED COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION;
- THE AMOUNT OF ANY REDEMPTIONS BY EXISTING HOLDERS OF ROCR'S COMMON STOCK BEING GREATER THAN EXPECTED;
- LIMITED LIQUIDITY AND TRADING OF ROCR'S SECURITIES;
- GEOPOLITICAL RISK AND CHANGES IN APPLICABLE LAWS OR REGULATIONS;
- THE POSSIBILITY THAT ROCR AND/OR QUALTEK MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS;
- OPERATIONAL RISK;
- RISK THAT THE COVID-19 PANDEMIC, AND LOCAL, STATE, AND FEDERAL RESPONSES TO ADDRESSING THE PANDEMIC MAY HAVE AN ADVERSE EFFECT ON OUR BUSINESS OPERATIONS, AS WELL AS OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS; AND
- THE RISKS THAT THE CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION IS SUBSTANTIALLY DELAYED OR DOES NOT OCCUR.

Disclaimer

SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE OR SHOULD ANY OF THE ASSUMPTIONS MADE BY THE MANAGEMENT OF ROCR AND QUALTEK PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN MATERIAL RESPECTS FROM THOSE PROJECTED IN THESE FORWARD-LOOKING STATEMENTS.

ANY FINANCIAL PROJECTIONS IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND ROCR'S AND QUALTEK'S CONTROL. WHILE ALL PROJECTIONS ARE NECESSARILY SPECULATIVE, ROCR AND QUALTEK BELIEVE THAT THE PREPARATION OF PROSPECTIVE FINANCIAL INFORMATION INVOLVES INCREASINGLY HIGHER LEVELS OF UNCERTAINTY THE FURTHER OUT THE PROJECTION EXTENDS FROM THE DATE OF PREPARATION. THE ASSUMPTIONS AND ESTIMATES UNDERLYING THE PROJECTED RESULTS ARE INHERENTLY UNCERTAIN AND ARE SUBJECT TO A WIDE VARIETY OF SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE PROJECTIONS. THE INCLUSION OF PROJECTIONS IN THIS PRESENTATION SHOULD NOT BE REGARDED AS AN INDICATION THAT ROCR AND QUALTEK, OR THEIR REPRESENTATIVES, CONSIDERED OR CONSIDER THE PROJECTIONS TO BE A RELIABLE PREDICTION OF FUTURE EVENTS.

ANNUALIZED, PRO FORMA, PROJECTED AND ESTIMATED NUMBERS, INCLUDING AS TO VALUE, ARE USED FOR ILLUSTRATIVE PURPOSE ONLY, ARE NOT FORECASTS AND MAY NOT REFLECT ACTUAL RESULTS. NEITHER THE INDEPENDENT AUDITORS OF ROCR NOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF QUALTEK AUDITED, REVIEWED, COMPILED OR PERFORMED ANY PROCEDURES WITH RESPECT TO THE PROJECTIONS FOR THE PURPOSE OF THEIR INCLUSION IN THIS PRESENTATION AND, ACCORDINGLY, NEITHER OF THEM EXPRESSED AN OPINION OR PROVIDED ANY OTHER FORM OF ASSURANCE WITH RESPECT THERETO FOR THE PURPOSE OF THIS PRESENTATION. A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES IN THIS PRESENTATION TO THE MOST DIRECTLY COMPARABLE UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP") FINANCIAL MEASURES IS NOT INCLUDED BECAUSE, WITHOUT UNREASONABLE EFFORT, QUALTEK IS UNABLE TO PREDICT WITH REASONABLE CERTAINTY THE AMOUNT OR TIMING OF NON-GAAP ADJUSTMENTS THAT ARE USED TO CALCULATE THESE NON-GAAP FINANCIAL MEASURES.

ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE PROPOSED BUSINESS COMBINATION OR OTHER MATTERS ADDRESSED IN THIS PRESENTATION AND ATTRIBUTABLE TO ROCR, QUALTEK OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS CONTAINED OR REFERRED TO IN THIS PRESENTATION. EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAW OR REGULATION, ROCR AND QUALTEK UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESENTATION TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES

THE FINANCIAL INFORMATION AND DATA CONTAINED IN THIS PRESENTATION IS UNAUDITED AND DOES NOT CONFORM TO REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY NOT BE INCLUDED IN, MAY BE ADJUSTED IN OR MAY BE PRESENTED DIFFERENTLY IN, ANY PROXY STATEMENT OR REGISTRATION STATEMENT FILED BY ROCR WITH THE SEC, AND SUCH DIFFERENCES MAY BE MATERIAL.

THIS PRESENTATION REFERENCES ADJUSTED EBITDA, WHICH IS A FINANCIAL MEASURE THAT IS NOT PREPARED IN ACCORDANCE WITH GAAP. THIS NON-GAAP FINANCIAL MEASURE DOES NOT HAVE A STANDARDIZED MEANING, AND THE DEFINITION OF ADJUSTED EBITDA USED BY QUALTEK MAY BE DIFFERENT FROM OTHER, SIMILARLY NAMED NON-GAAP FINANCIAL MEASURES USED BY OTHERS. ALTHOUGH QUALTEK DOES PROVIDE GUIDANCE FOR ADJUSTED EBITDA, IT IS NOT ABLE TO FORECAST THE MOST DIRECTLY COMPARABLE MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH GAAP WITHOUT UNREASONABLE EFFORT. CERTAIN ELEMENTS OF THE COMPOSITION OF THE GAAP AMOUNTS ARE NOT PREDICTABLE, MAKING IT IMPRACTICABLE FOR QUALTEK TO FORECAST. AS A RESULT, NO GAAP GUIDANCE OR RECONCILIATION OF QUALTEK'S ADJUSTED EBITDA GUIDANCE IS PROVIDED. FOR THE SAME REASONS, QUALTEK IS UNABLE TO ASSESS THE PROBABLE SIGNIFICANCE OF THE UNAVAILABLE INFORMATION, WHICH COULD HAVE A POTENTIALLY SIGNIFICANT IMPACT ON ITS FUTURE GAAP FINANCIAL RESULTS. FURTHER INFORMATION ON THIS NON-GAAP FINANCIAL MEASURE IS INCLUDED IN THE PROXY STATEMENT.

Disclaimer

IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BETWEEN QUALTEK AND ROCR, ROCR HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SEC (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE "PROXY STATEMENT") TO BE DISTRIBUTED TO HOLDERS OF ROCR'S COMMON STOCK IN CONNECTION WITH ROCR'S SOLICITATION OF PROXIES FOR THE VOTE BY ROCR'S STOCKHOLDERS WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT. ROCR URGES INVESTORS, STOCKHOLDERS, AND OTHER INTERESTED PERSONS TO READ THE PROXY STATEMENT AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT ROCR, QUALTEK AND THE PROPOSED BUSINESS COMBINATION. A DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF ROCR AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.

STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE BY DIRECTING A REQUEST TO: ROTH CH ACQUISITION III CO., 888 SAN CLEMENTE DRIVE, SUITE 400, NEWPORT BEACH, CA 92660. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC'S WEBSITE (WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

ROCR, QUALTEK, THEIR AFFILIATES AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF PROXIES WITH RESPECT TO THE PROPOSALS UNDER THE RULES OF THE SEC. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCR AND THEIR OWNERSHIP IS SET FORTH IN ROCR'S FILINGS WITH THE SEC, INCLUDING THE PROXY STATEMENT. ADDITIONAL INFORMATION REGARDING THE PERSONS WHO MAY, UNDER THE RULES OF THE SEC, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF THE STOCKHOLDERS OF ROCR IN CONNECTION WITH THE PROPOSALS ARE SET FORTH IN THE PROXY STATEMENT. THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

NO OFFER OR SOLICITATION

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES WILL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

TRADEMARKS AND TRADE NAMES

ROCR AND QUALTEK OWN OR HAVE RIGHTS TO VARIOUS TRADEMARKS, SERVICE MARKS AND TRADE NAMES THAT THEY USE IN CONNECTION WITH THE OPERATION OF THEIR RESPECTIVE BUSINESSES. THIS PRESENTATION ALSO CONTAINS TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF THIRD PARTIES, WHICH ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. THE USE OR DISPLAY OF THIRD PARTIES' TRADEMARKS, SERVICE MARKS, TRADE NAMES OR PRODUCTS IN THIS PRESENTATION IS NOT INTENDED TO, AND DOES NOT IMPLY, A RELATIONSHIP WITH ROCR OR QUALTEK, OR AN ENDORSEMENT OR SPONSORSHIP BY OR OF ROCR OR THE COMPANY. SOLELY FOR CONVENIENCE, THE TRADEMARKS, SERVICE MARKS AND TRADE NAMES REFERRED TO IN THIS PRESENTATION MAY APPEAR WITHOUT THE®, TM OR SM SYMBOLS, BUT SUCH REFERENCES ARE NOT INTENDED TO INDICATE, IN ANYWAY, THAT ROCR OR QUALTEK WILL NOT ASSERT, TO THE FULLEST EXTENT UNDER APPLICABLE LAW, THEIR RIGHTS OR THE RIGHTS OF THE APPLICABLE LICENSOR TO THESE TRADEMARKS, SERVICE MARKS AND TRADE NAMES.

QualTek Investment Highlights

- ✓ Scaled growth leader in the early stage of a multi-year Telecom and Renewables infrastructure spend cycle
- ✓ Differentiated approach that resonates with established blue-chip customer base
- ✓ Capital infusion provides opportunity to execute on and further grow the current $1.7B two-year backlog
- ✓ Track record of successful acquisitions with significant M&A pipeline backed by QualTek customers
- ✓ Compelling valuation entry point
- ✓ Proven management team with over 200 years of combined experience in Wireless, Telecom, Renewables and Recovery Logistics

QualTek

Business Overview

Today's Presenters

QUALTEK



Scott Hisey

President & Chief Executive Officer

Founder

QUALTEK



Adam Spittler

Chief Financial Officer

NX UTILITIES | velocitel | KPMG | EMPIRE telecom

QualTek Investment Highlights

- Market-Leading Infrastructure Solutions Provider Focused on Wireless, Wireline, Renewables and Recovery Logistics Sectors
- Revenue Visibility via $1.7B Two-Year Backlog
- Massive Industry Tailwinds, Including $81B C-band Spectrum Auction, Expected to Drive Significant 5G Infrastructure Buildout Forecasted to Reach $26B in 2022[1]
- Secular Shift From Traditional Coal-Generated Energy to Green Energy (e.g., Wind and Solar) Provides a Strong Growth Backdrop for the Renewables Business
- Blue-Chip Customers Including AT&T, Verizon, T-Mobile and Duke Energy
- Robust Cash Flow Generation | 2022E EBITDA of $120 - $140M and FCF conversion of approximately 74%[2]
- Seasoned Management Team that has Built a Highly Leverageable Shared Services Platform Managing a Workforce of Over 5,000

(1) Source: Finley Engineering (2) Memo: Unlevered Free Cash Flow Margin

Recent Developments

QUALTEK

Continued Focus on New Business Development & Integrating Strategic Add-On Acquisitions

Recent Acquisitions	Date of Acquisition	Strategic Rationale
BACOM *Sub-Segment: Telecommunications*	August 2021	▪ Expands geographic footprint and bolsters West Coast operations through the addition of more than 200 specially trained crew members ▪ Aligns QualTek with customer plans in 2022 as 5G build gains momentum ▪ Strengthens QualTek's service offerings across the installation, construction and maintenance of wireless communication facilities
CONCURRENT *Sub-Segment: Telecommunications*	August 2021	▪ Expands QualTek's wireless geographic footprint across the Southeast region of the U.S. ▪ Broadens QualTek's service offerings into overhead and underground mid- and high-voltage electrical installation and maintenance ▪ Combines existing QualTek business with one of the top-performing and growth-oriented utility vendors in the Southeast
Target C & Target D	Q4 2021 (Est.)	▪ Advanced stages of diligence with two additional potential acquisition targets

Business Development	Date	Commentary
Q3 Guidance Update	October 4, 2021	▪ Provided Adjusted EBITDA guidance of $40 million to $42 million
DA Davidson Initial Coverage	October 4, 2021	▪ Established Provider Built to Leverage a Telecom Spending Boom ▪ Coverage initiated as a Buy rating and $13 price target based on 8x 2022 adj EBITDA estimate

Business Highlights

- World-class, technology-driven, leading provider of communications infrastructure services and renewables solutions to the North American telecommunications and utilities industries
- National footprint with 70+ service locations across the U.S. & Canada
- Highly scalable shared services platform with real-time monitoring, driving industry leading results
- Robust acquisition pipeline filled with value-driven targets
- Direct relationships with end-customers & unparalleled customer service
- Positioned to drive market share and capitalize on sector momentum

QualTek at a Glance

Total Current Two-Year Backlog	$1.7 billion
2022E EBITDA Guidance	$120 - $140 million
Service Locations	(U.S. & Canada) 70+
Workforce	5,000+
Employees	1,700+
Founded	2012
Headquarters	Blue Bell, PA

2021E Segment Financial Mix

Revenue: $656m - $818M


10%
10%
18%
62%
Wireless
Wireline
Renewables
Recovery Logistics

EBITDA: $85 - $106M


47%
53%
Telecommunications
Renewables & Recovery Logistics

Consolidated Revenue

($ in millions)


$975
$1,135
2022E
2023E

Highly Experienced Management Team

QualTek is Led by an Experienced, Entrepreneurial Management Team with a Proven Track Record of Driving Value for Customers, Employees and Shareholders

Scott Hisey
Founder | President | CEO
Relevant Experience: 32 years

Elizabeth Downey | CAO
Relevant Experience: 25 years
Together Since: 2005

Adam Spittler | CFO
Relevant Experience: 20 years
Together Since: 2008

Mike Williams | CBO
Relevant Experience: 20 years
Together Since: 2006

Kevin Doran | President
Relevant Experience: 35 years
Together Since: 2010
Wireless

Jay Heaberlin | President
Relevant Experience: 20 years
Together Since: 2002
Telecom

Tim Hooker | President
Relevant Experience: 22 years
Together Since: 2021
Renewables

Tom Mix | President
Relevant Experience: 30 years
Together Since: 2018
Recovery Logistics

Established Platform Enables Growth

QualTek

Nationwide Operating Network Enables Quick Response to Customer Demands	Centralized, Leverageable Shared Services Platform Enables Scale	Revenue Visibility and Expanding Backlog
Proprietary Technology Infrastructure for Advanced Reporting and Invoicing	Top Player in California and Northeast Regions	A Top-Ranked Service Provider for Multiple Customers

Highly Scalable Shared Services Platform

Shared Services Provides a Competitive Advantage for Operational Execution and Growth


HR & Staffing
Risk & Safety
Finance & Accounting
IT & Software Development
Fleet & Facilities
Governance & Compliance
Mergers & Acquisitions
QualTek
Shared Services

Crystalizing the Growth Drivers in the Industry

QUALTEK

T-Mobile / Sprint Merger

"**Strong, dependable network connectivity has never been more critical to customers or to the country**…This quantum leap forward can only be achieved by using T-Mobile and Sprint's combined low-, mid- and high-spectrum bands — and only the New T-Mobile will have the resources to do it quickly."

"**Within six years, the New T-Mobile will provide 5G to 99% of the U.S. population** and average 5G speeds in excess of 100 Mbps to 90% of the U.S. population."

"**New T-Mobile's business plan is built on covering 90% of rural Americans** with average 5G speeds of 50 Mbps, up to two times faster than broadband on average."

C-Band Auction

"**Auction of 3.7 GHz service licenses yields over $81 billion in gross bids** and **provides much-needed mid-band spectrum for 5G services.**"

"**Twenty-one bidders** won all of the available **5,684 licenses.**"

"This auction reflects **a shift in our nation's approach to 5G** toward mid-band spectrum **that can support fast, reliable, and ubiquitous service** that is competitive with our global peers."

"It is **essential to America's economic recovery** that we deliver on the promise of **next-generation wireless services for everyone**, everywhere…"

Rural Digital Opportunity Fund

"Successful Rural Digital Opportunity Fund (RDOF) auction to **expand broadband to over 10 million rural Americans; Phase I auction allocates $9.2 Billion to close the digital divide in 49 states** and the Commonwealth of the Northern Mariana Islands"

"**Bidders won funding to deploy high-speed broadband to over 5.2 million unserved homes and businesses, almost 99% of the locations available in the auction.** Moreover, **99.7% of these locations will be receiving broadband** with speeds of at least 100/20 Mbps, with an overwhelming majority (over 85%) getting gigabit-speed broadband."

"A total of **180 bidders won auction support,** to be **distributed over the next 10 years.**"

Renewable Energy

"**Biden will invest $400 billion over ten years,** as one part of a **broad mobilization of public investment, in clean energy and innovation**… will set a **target of reducing the carbon footprint of the U.S. building stock 50% by 2035.**"

"Biden…unknowingly left himself a down-payment for the work ahead: **$40 billion in unused Energy Department loan authority awarded under the 2009 stimulus.**"

"President Joe Biden enlisted the **entire U.S. government in the fight against climate change…** even telling the **Central Intelligence Agency** to consider global **warming a national security threat**… **has vowed to make the electric grid carbon-free by 2035** and [has] said the world's "**future rests in renewable energy.**"

Sources: T-Mobile website; Federal Communications Commission; PCMag website; Politico; Biden-Harris campaign website; White House website

One-Stop Infrastructure Solutions Provider

We Believe QualTek is at the Epicenter of the 5G and Renewables Buildout

% 2021E Revenue	62%	18%	10%	10%
	Wireless *Maintain-Upgrade-Replace*	**Wireline** *Place-Sustain-Preserve* *Install-Service-Upgrade*	**Renewables** *Design-Install-Service*	**Recovery Logistics** *Repair-Remediate*
Segment				
Brand	QualTek Wireless	QualTek Telecom Infrastructure	QualTek Renewables	QualTek Recovery Logistics
Key Services	• Installation • Project management • Maintenance • Real estate • Site acquisition	• Fiber optic aerial and underground installation • Fiber optic splicing, termination & testing • New installations • Engineering	• Wind Farm fiber optic communications • Solar Farm fiber optic communications • Fiber optic transmission line design, installation and testing • Wind & Solar Farm fiber maintenance	• Emergency response • Underground and aerial work • Commissioning • Project management • Generator deployment
Key Customers	AT&T, dish, verizon, SBA, Crown Castle, US Cellular, T-Mobile	AT&T, verizon, Comcast, CenturyLink, Bell, altice, Rogers, Spectrum	Blattner Energy, Kiewit	AT&T, Duke Energy, AMR, Entergy, Gulf Power
2021E EBITDA Margin	10%		35%	

QUALITY FIRST.

Telecommunications | Wireless & Wireline

QUALTEK

2021E Revenue Mix


Wireline | 18%
Wireless | 62%

Segment Overview

- **Wireless**
  - Site Acquisition; Real Estate; Architecture and Engineering; Permitting; Program and Construction Management; Construction and Integration
- **Wireline**
  - Fiber Backhaul; Aerial Installation; Pole Upgrades; Fiber/Copper Splicing; Direction Drilling; Missile Boring; Trenching; OTDR Test/Certification; MDU Retro-Fits and MTU Builds

Blue-Chip Customer Base

(% of 2021E Revenue)


Other 12%
Central 4%
Cox 2%
Bell 2%
East 22%
U.S. Cellular 3%
AT&T
Altice 3%
Comcast 3%
Dish 4%
West 15%
T-Mobile 13%
Verizon 17%



Growing Backlog With Increased Visibility Into Forecast


$791
2022E
$793
Telecom Revenue
Telecom Backlog

Suite of Services

Installation



Project Management



Maintenance



Real Estate



Fiber Optic Installation



Site Acquisition



MDU Wiring



Repairs & Service Calls



QUALTEK

Forecast Number of 5G Connections in N.A.


4M
14M
80M
150M
230M
310M
410M
2019
2020
2021E
2022E
2023E
2024E
2025E

($ in B) **Selected FCC Auction Total Net Proceeds**


$7
$10
$3
$17
$2
$14
$19
$41
$19
$7
$5
$80
1G 1995 PCS
1G 1996 PCS
1G 1997 PCS
2G 2001 PCS
2G 2005 PCS
3G 2006 AWS-1
3G 2008 700
4G 2015 AWS-3
4G 2018 600
5G 2019 mmW
5G 2020 CBRS
5G 2020 C-Band

Sources: FierceWireless; CCS Insight; Statista estimates; Company reports; KeyBanc Capital Markets Inc. estimates

2020 – 2021E Capex Spend by Major Customer


AT&T
$18.2B
$21.4B
18%
verizon
$15.7B
$18.6B
18%
T Mobile
$11.0B
$13.0B
18%
dish
$0.4B
$1.5B
275%
2020
2021E

Sources: SEC filings; Thomson Reuters consensus estimates

Wireless Carriers Investing in the Future

QUALTEK

AT&T (34%)

- $27B spectrum purchase
- Announced plans to double its fiber footprint from 14M homes-passed in 2020 (~25% of 60M addressable locations) to ~30M homes-passed
- Goal of 4M new fiber locations in 2022
- Raised $14.7 billion on March 23, 2021, to fund and accelerate C-Band deployment

T Mobile (10%)

- $11B spectrum purchase
- Expects to increase 5G footprint (106M people at 2020 year-end) to 200M by 2021 year-end and to 250M people by the end of 2022
- Aggressive rural market expansion plans
- Plans to grow its ~65K macro cell towers to ~85K and install 2.5GHz radios on ~30K towers

verizon (13%)

- $53B spectrum purchase
- Intends to expand its 5G Home fixed wireless Internet service to an additional 20 cities in 2021 (would raise total to 37)
- Plans to deploy C-Band across 100M POPs in 2021, 175M POPs in 2022-2023, and 250M+ POPs in 2024 and beyond
- Plans to upgrade 7,000-8,000 existing cell sites to support C-Band in 2021
- Raised $25 billion on February 24, 2021, to fund and accelerate C-Band deployment

dish (3%)

- Committed to deploying a 5G network covering 70% of the U.S. population by June 2023
- Plans to build a wireless network

% of QualTek 2021E Revenue excluding the effects of any potential future acquisitions

Sources: FierceWireless; CCS Insight; Statista estimates; Company reports; KeyBanc Capital Markets Inc. estimates, SEC filings; Thomson Reuters consensus estimates

Telecommunications Segment

($ in millions) **Revenue**



$791
$932
2022E
2023E

($ in millions) **EBITDA**



$81
$97
2022E
2023E

Commentary

Top-line Growth

- Significant industry tailwinds going into H2 2021 and 2022 due to the completion of the C-Band auction
- Increased rural spending due to the release of Rural Digital Opportunity Fund (RDOF) funding
- Unprecedented bid activity driven by 5G, IoT, Cloud, increased Fiber-to-the-Home (FTTH), and fiber spend with operators needs due to the paradigm shift to remote work and learning

Margin Development

- Significant economies of scale within existing markets as volume increases due to industry tailwinds
- Full automation of our internal KPI reporting supports quicker decision making in the field
- Completion of the Ring Phase of a large customer program and move on to the Network Extension & Drop Phase
- Capital structure that allows us to participate in the RDOF builds

Note: EBITDA shown on a segment basis and excludes Corporate SG&A

(1) See slide 30 for EBITDA reconciliation; Telecom segment 2020 reported EBITDA was $1M and adjusted EBITDA was $48M

Renewables

2021E Revenue Mix


Renewables | 10%



Sub-Segment Overview

- **ESG Renewables** *90% Wind | 10% Solar*
  - Fiber Optic Terminations; OTDR and Power Meter Testing; Fusion Splicing; Fiber Replacement; Fiber Optic and Copper Infrastructure Installation; Cable Jetting; Boring & Trenching
  - Expertise in Wind and Solar Farm fiber design, installation, and testing
  - Large scale Data Com solutions and installation
  - OPGW & ADSS Aerial transmission line install
  - Entered the space through acquisition of Fiber Network Solutions (FNS) for $48M[(1)] in Jan 2021

Blue-Chip Customer Base

(% of 2021E Revenue)


Kiewit
10%
Wanzek
17%
Others
4%
Blattner
69%

Others: Rosendin; Henkels & McCoy; Brink; William Charles Construction; Bowie-Cass; Great Southwest Construction; eLight; Mortenson; Mastonka; Irby; Wilson; NHPL; Irby; Barnard Construction; Wilson; RES; Mesa; Altitude Energy; Burns & McDonnell; LE Myers

Strategic Growth Initiatives

- Significant opportunity to leverage existing customers and footprint for incremental projects
- Expectations of greatly increased government spending in this space from new administration
- Over 40 customers served since 2018

Suite of Services

Wind Farms



Solar Farms



Construction



(1) Includes an additional $20M in potential earnouts in future years

Recovery Logistics

QUALTEK

2021E Revenue Mix


Recovery Logistics | 10%



Sub-Segment Overview

- **Recovery**
  - Recovery Management; Transport Logistics, Temporary Shelter; Network Recovery; Fleet Services; Energy Resources; Catering; Sanitation; Call Center Operations; Event Financial Services
  - Responded to customer demands to expand its service offering to include restoration services
  - Enhanced capabilities provide another touchpoint to deliver high-value services with existing customers

Serving Blue-Chip Customers

AT&T, verizon, CROWN CASTLE, dish, DUKE ENERGY, Gulf Power, ppl, Exelon, Entergy, TECO TAMPA ELECTRIC, LIBERTY, AMR

Strategic Growth Initiatives

- Invested the capital upfront to better serve customers in future disaster situations
- Cross sell recurring maintenance and recovery services to capture incremental revenue and deepen penetration

Suite of Services

Fleet & Generator Services


PowerPro

Basecamp Services





Renewables & Recovery Logistics Segment

($ in millions) **Revenue**



$184
$202
2022E
2023E

($ in millions) **EBITDA**



$65
$71
2022E
2023E

Commentary

Top-line Growth

- Government focus and spending in the Renewables space
- Expansion of Recovery Logistics service offerings and customer base
- Significantly increased bid activity due to COVID-19-driven project delays and supply chain disruptions
- Unable to fully capitalize on Hurricane Dorian in 2019 due to limitations of basecamp assets (purchased in 2020 for $12M)

Margin Development

- Margin decline from 2020 to 2021E attributable to mix (acquisition of FNS and the introduction of Renewables)

Note: EBITDA shown on a segment basis and excludes Corporate SG&A [1] Projected 2021E figures include $84M of Revenue and $24M of EBITDA related to the FNS acquisition in January 2021

Differentiated Model is Ripe to Capture Tremendous Growth

QUALTEK

Our Differentiated Approach



Disruptive Team With Line-of-Sight into Revenue
QUALTEK
Built the Right Way with a History of Innovation
Platform Approach Attacking Four Verticals

Earned the Right to Serve Blue-Chip Clients for Decades…

(with number of years worked for each customer)

COMCAST	30	COX	30	Spectrum	25
verizon	20	BLATTNER ENERGY	19	AT&T	15
CROWN CASTLE	9	DUKE ENERGY	8	T-Mobile	5
amazon	3	dish	1	Entergy	1

…With the Ability to Acquire Meaningful Near-Term Growth

QUALTEK

The QualTek Advantage

Nationwide Operating Network

QUALTEK

QualTek Operates a Strategically Located Network of Facilities that Provides Competitive Advantages in the Market

- **Close Proximity to Customers** | 70+ locations across the U.S. and Canada ensure QualTek is well positioned to respond to customer demand
- **Knowledge of Local Markets** | Insight into local market drivers and customer demand enables bespoke services in each market
- **Relationships w/ Local Stakeholders** | Deep relationships with local customers drive superior project execution
- **Access to Local Labor** | Hybrid in-house & contracted labor model allows QualTek to flex its labor force in real-time to efficiently deliver on engagements
- **Ability to Efficiently Cross-Sell Services** | Complementary suite of services utilized by the same customer base offers a unique cross-selling opportunity

Site Locations

Midwest
Facilities: 11
Workforce: 760

West
Facilities: 17
Workforce: 1,190

Southwest
Facilities: 9
Workforce: 550



Canada
Facilities: 4
Workforce: 190

Northeast [1]
Facilities: 20
Workforce: 1,500

Southeast
Facilities: 21
Workforce: 780

Note: Shaded areas on map represent positions of geographic leadership
[1] Northeast region includes 101 corporate employees that support all regions

QUALITY FIRST.

Proprietary Technology-Driven Platform

Q Vision: Cloud-Based Mobility Project Management Tool


Collaboration
PM Life Cycle
Daily Production Updates
Q VISION
Quality Control
Reporting/Live Dashboards
Standardization & Execution

Technology Advantage

- ✓ **Central** and **proprietary** database for each of our lines of business
  - Custom designed to each segment/customer
  - We know where every job is at all times
- ✓ End-to-end solution from engineering/permitting to final invoicing
- ✓ Field data capture removes lags in reporting
- ✓ Subcontractor management allows data reporting and reverse invoicing
- ✓ Accelerates every measurable business activity
  - Decreases DSO and OTC timeline
- ✓ Integrates via Oracle ERP platform

Scalable Technology Tool Supports Rapid Growth via Seamless Integration and Reporting

Attractive Acquisition Platform

M&A Pipeline


15+
Acquisition
Pipeline
Margin
Accretive
Valuation
Discipline
Robust Pipeline of Actionable Targets

The QualTek M&A Advantage

- History of improving acquired businesses by leveraging our proprietary technology driven platform and highly scalable shared services platform
- Acquisitions are often sourced by current blue-chip customers that prefer QualTek to provide them with services in a particular geography
- Highly experienced acquisition team
- Eight acquisitions completed over the last 2½ years
- Previously acquired targets have all met or exceeded earnout targets
- Demonstrated track record of solid returns on past acquisitions


REVENUES
$50M-300M
Contractor
$500M
Gap
REVENUES
$800M-$2B
Mid-Sized
Partner
QUALTEK
REVENUES
$2B-5B
Corporation

Strong Acquisition Track Record

Proven Track Record of Integrating & Rapidly Seeding Meaningful Growth in Our Acquisitions

Most Recent Material Acquisitions	Date of Acquisition	Purchase Price[(1)]	Multiple at Time of Closing[(1)]	Multiple on 2021E EBITDA	Multiple Buydown
Recovery Logistics, A QualTek Company *Sub-Segment: Recovery Logistics*	Oct 2018	$52M	5.3x	1.5x	(3.8x)
Vertical Limit *Sub-Segment: Wireless*	Mar 2019	$32M	4.8x	3.9x	(0.9x)
Vinculums, A QualTek Company *Sub-Segment: Wireless*	Oct 2019	$93M	8.8x	6.0x	(2.8x)
FNS, Fiber Network Solutions, Inc *Sub-Segment: Renewables*	Jan 2021	$48M	3.1x	2.0x	(1.1x)

(1) Includes full considerations for earnouts, if applicable

QUALTEK

Financial Overview

Financial Profile | Revenue & EBITDA

QUALTEK


($ in millions)
Revenue
2019 – 2021E CAGR
Total 15%
Organic (2)%
2021E – 2023E CAGR
Total 18%
Organic 17%
$621
$675
$818(1)
$162
$975
$1,135
2019
2020
2021E
2022E
2023E


($ in millions)
EBITDA
$33
2020 EBITDA is Adjusted
$61
$11
$106(1)
$21
$120
$136
2019
2020
2021E
2022E
2023E
% Margin (excluding potential future acquisitions):
5%
9%
13%
12%
12%

Note: Consolidated EBITDA includes Corporate SG&A

(1) Projected 2021E figures reflect range published in the August 11, 2021 business update

QUALITY FIRST.

Path to $2B+ in Revenue

QUALTEK

Revenue Drivers	▪ **Telecommunications:** 2021E to 2023E CAGR of 20% excluding future acquisitions ▪ Continued broadband / 5G rollout propelled by C-Band auction and government RDOF ▪ Network upgrades / buildouts and increase in Fiber to Home build supported by WFH environment ▪ Robust capital expenditure spending environment expected for large Telecommunications clients ▪ **Renewables & Recovery Logistics:** 2021E to 2023E CAGR of 10% excluding future acquisitions ▪ Increased focus and emphasis on clean / renewable energy from the government and energy-related clients ▪ Expansion of Recovery Logistics service offerings and customer base
EBITDA Margin	▪ **Telecommunications:** Margins expand from 8% in 2020 to 10% in 2023E ▪ Margin expansion driven by increased economies of scale as new buildouts ramp up ▪ Full automation of our internal KPI reporting supports quicker decision making in the field ▪ **Renewables & Recovery Logistics:** 42% margin in 2020 shifts to 35% in 2023E due to segment mix (acquisition of FNS) ▪ Margin driven by a conservative view of the forward margin profile
Net Working Capital	▪ Working Capital expected to be 17% to 20% of Revenue, consistent with historical levels ▪ Net working capital primarily expected to be a modest use of cash over the plan period
Capex	▪ Maintenance capex projected to be approximately 2% of Revenue to support continued business and replacement of PPE
Future Acquisitions (not included in model)	▪ Potential for significant Revenue and EBITDA growth across all four operating sub-segments

Sources: Historical results; Management estimates

Appendix

Consolidated EBITDA Reconciliation

($ in millions) (Audited)	Year Ended December 31	
	2019	2020
Net Income / (Loss)	**($68)**	**($98)**
Interest Expense	($34)	($38)
Depreciation & Amortization	($42)	($48)
Impairment of Goodwill	($13)	($29)
Impairment of Long-Lived Assets	($1)	-
Change in Fair Value of Contingent Consideration	($6)	$7
Transaction Expenses	($4)	($1)
Management Fees	($1)	($1)
Adjusted EBITDA	**$33**	**$11**

Risk Factors

QUALTEK

THE RISKS PRESENTED BELOW ARE CERTAIN OF THE GENERAL RISKS RELATED TO THE COMPANY'S INDUSTRY, BUSINESS AND OPERATIONS, REGULATION AND COMPLIANCE, STRATEGIC TRANSACTIONS AND BUSINESS FINANCING AND ARE NOT EXHAUSTIVE. THE LIST BELOW IS QUALIFIED IN ITS ENTIRETY BY DISCLOSURES CONTAINED IN FUTURE FILINGS BY THE COMPANY, ITS AFFILIATES OR BY THIRD PARTIES WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC"). THESE RISKS SPEAK ONLY AS OF THE DATE OF THE PRESENTATION, AND WE HAVE NO OBLIGATION TO UPDATE THE DISCLOSURES CONTAINED HEREIN. THE RISKS HIGHLIGHTED IN FUTURE FILINGS WITH THE SEC MAY DIFFER SIGNIFICANTLY FROM AND WILL BE MORE EXTENSIVE THAN THOSE PRESENTED BELOW. ADDITIONAL RISKS RELATED TO QUALTEK IN CONNECTION WITH AND FOLLOWING THE CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION ARE DESCRIBED ABOVE UNDER "FORWARD LOOKING STATEMENTS".

RISKS RELATING TO OUR INDUSTRY

- CHANGES TO LAWS, GOVERNMENTAL REGULATIONS AND POLICIES, INCLUDING GOVERNMENTAL PERMITTING PROCESSES AND TAX INCENTIVES, COULD AFFECT DEMAND FOR OUR SERVICES. ADDITIONALLY, DEMAND FOR CONSTRUCTION SERVICES DEPENDS ON INDUSTRY ACTIVITY AND EXPENDITURE LEVELS, WHICH CAN BE AFFECTED BY A VARIETY OF FACTORS. OUR INABILITY OR FAILURE TO ADJUST TO SUCH CHANGES OR ACTIVITY COULD RESULT IN DECREASED DEMAND FOR OUR SERVICES AND ADVERSELY AFFECT OUR RESULTS OF OPERATIONS, CASH FLOWS AND LIQUIDITY.
- MANY OF THE INDUSTRIES WE SERVE ARE HIGHLY COMPETITIVE AND SUBJECT TO RAPID TECHNOLOGICAL AND REGULATORY CHANGES, AS WELL AS CUSTOMER CONSOLIDATION, ANY OF WHICH COULD RESULT IN DECREASED DEMAND FOR OUR SERVICES AND ADVERSELY AFFECT OUR RESULTS OF OPERATIONS, CASH FLOWS AND LIQUIDITY.
- UNFAVORABLE MARKET CONDITIONS, MARKET UNCERTAINTY, PUBLIC HEALTH OUTBREAKS SUCH AS THE COVID-19 PANDEMIC AND/OR ECONOMIC DOWNTURNS COULD REDUCE CAPITAL EXPENDITURES IN THE INDUSTRIES WE SERVE OR COULD ADVERSELY AFFECT OUR CUSTOMERS, WHICH COULD RESULT IN DECREASED DEMAND OR IMPAIR OUR CUSTOMERS' ABILITY TO PAY FOR OUR SERVICES.

RISKS RELATING TO OUR BUSINESS AND OPERATIONS

- OUR FAILURE TO PROPERLY MANAGE PROJECTS, OR PROJECT DELAYS, INCLUDING THOSE RESULTING FROM DIFFICULT WORK SITES AND ENVIRONMENTS, COULD RESULT IN ADDITIONAL COSTS OR CLAIMS, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATING RESULTS, CASH FLOWS AND LIQUIDITY.
- OUR FAILURE TO RECOVER ADEQUATELY ON CHARGES AGAINST PROJECT OWNERS, SUBCONTRACTORS OR SUPPLIERS FOR PAYMENT OR PERFORMANCE COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FINANCIAL RESULTS.
- WE MAY NOT ACCURATELY ESTIMATE THE COSTS ASSOCIATED WITH SERVICES PROVIDED UNDER FIXED PRICE CONTRACTS, WHICH COULD IMPAIR OUR FINANCIAL PERFORMANCE. ADDITIONALLY, WE RECOGNIZE REVENUE FOR CERTAIN PROJECTS USING THE COST-TO-COST METHOD OF ACCOUNTING; THEREFORE, VARIATIONS OF ACTUAL RESULTS FROM OUR ASSUMPTIONS COULD REDUCE OUR PROFITABILITY.
- WE DERIVE A SIGNIFICANT PORTION OF OUR REVENUE FROM A FEW CUSTOMERS, AND THE LOSS OF ONE OR MORE OF THESE CUSTOMERS, OR A REDUCTION IN THEIR DEMAND FOR OUR SERVICES, COULD IMPAIR OUR FINANCIAL PERFORMANCE. IN ADDITION, MANY OF OUR CONTRACTS, INCLUDING OUR SERVICE AGREEMENTS, DO NOT OBLIGATE OUR CUSTOMERS TO UNDERTAKE ANY INFRASTRUCTURE PROJECTS OR OTHER WORK WITH US, AND MOST OF OUR CONTRACTS MAY BE CANCELED ON SHORT OR NO ADVANCE NOTICE.
- AMOUNTS INCLUDED IN OUR BACKLOG MAY NOT RESULT IN ACTUAL REVENUE OR TRANSLATE INTO PROFITS. OUR BACKLOG IS SUBJECT TO CANCELLATION AND UNEXPECTED ADJUSTMENTS AND IS, THEREFORE, AN UNCERTAIN INDICATOR OF FUTURE OPERATING RESULTS.
- OUR BUSINESS AND OPERATIONS, AND THE OPERATIONS OF OUR CUSTOMERS, MAY BE ADVERSELY AFFECTED BY EPIDEMICS OR PANDEMICS SUCH AS THE COVID-19 PANDEMIC.
- WE MAINTAIN A WORKFORCE BASED UPON CURRENT AND ANTICIPATED WORKLOADS. WE COULD INCUR SIGNIFICANT COSTS AND REDUCED PROFITABILITY FROM UNDERUTILIZATION OF OUR WORKFORCE IF THERE IS A SIGNIFICANT REDUCTION IN THE LEVEL OF SERVICES WE PROVIDE OR IF CONTRACT AWARDS ARE DELAYED OR NOT RECEIVED.
- OUR FINANCIAL RESULTS ARE BASED, IN PART, UPON ESTIMATES AND ASSUMPTIONS THAT MAY DIFFER FROM ACTUAL RESULTS. IN ADDITION, CHANGES IN ACCOUNTING PRINCIPLES MAY CAUSE UNEXPECTED FLUCTUATIONS IN OUR REPORTED FINANCIAL INFORMATION.
- OUR BUSINESS IS SUBJECT TO OPERATIONAL RISK, INCLUDING FROM OPERATIONAL AND PHYSICAL HAZARDS THAT COULD RESULT IN SUBSTANTIAL LIABILITIES AND WEAKEN OUR FINANCIAL CONDITION.
- OUR BUSINESS IS SEASONAL AND AFFECTED BY THE SPENDING PATTERNS OF OUR CUSTOMERS AND TIMING OF GOVERNMENTAL PERMITTING, AS WELL AS WEATHER CONDITIONS AND NATURAL CATASTROPHES, WHICH EXPOSES US TO VARIATIONS IN QUARTERLY RESULTS.
- IN THE ORDINARY COURSE OF OUR BUSINESS, WE MAY BECOME SUBJECT TO LAWSUITS, INDEMNITY OR OTHER CLAIMS, WHICH COULD MATERIALLY AND ADVERSELY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND CASH FLOWS.
- WE RELY ON INFORMATION, COMMUNICATIONS AND DATA SYSTEMS IN OUR OPERATIONS. SYSTEM AND INFORMATION TECHNOLOGY INTERRUPTIONS AND/OR DATA SECURITY BREACHES COULD ADVERSELY AFFECT OUR ABILITY TO OPERATE AND OUR OPERATING RESULTS OR COULD RESULT IN HARM TO OUR REPUTATION.
- OUR SUBCONTRACTORS AND SUPPLIERS MAY FAIL, OR BE UNABLE TO, SATISFY THEIR OBLIGATIONS TO US OR OTHER PARTIES, OR WE MAY BE UNABLE TO MAINTAIN THESE RELATIONSHIPS, EITHER OF WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR RESULTS OF OPERATIONS, CASH FLOWS AND LIQUIDITY.
- WE MAY HAVE ADDITIONAL TAX LIABILITIES ASSOCIATED WITH OUR DOMESTIC AND INTERNATIONAL OPERATIONS.
- WE COULD INCUR GOODWILL AND INTANGIBLE ASSET IMPAIRMENT CHARGES, WHICH COULD HARM OUR PROFITABILITY.
- WE ARE SELF-INSURED AGAINST MANY POTENTIAL LIABILITIES.
- IF WE ARE UNABLE TO ATTRACT AND RETAIN QUALIFIED MANAGERS AND SKILLED EMPLOYEES, WE WILL BE UNABLE TO OPERATE EFFICIENTLY, WHICH COULD REDUCE OUR REVENUE, PROFITABILITY AND LIQUIDITY.
- THE USE OF UNIONIZED EMPLOYEES AND CONTRACTORS AND ANY RELATED OBLIGATIONS COULD SUBJECT US TO LIABILITIES THAT COULD ADVERSELY AFFECT OUR LIQUIDITY, CASH FLOWS AND RESULTS OF OPERATIONS.
- OUR RECOVERY LOGISTICS BUSINESS IS SUBJECT TO A NUMBER OF RISKS THAT MAY IMPACT OUR BUSINESS, LIQUIDITY, CASH FLOWS AND RESULTS OF OPERATIONS.

Risk Factors

RISKS RELATING TO REGULATION AND COMPLIANCE

- OUR OPERATIONS COULD AFFECT THE ENVIRONMENT OR CAUSE EXPOSURE TO HAZARDOUS SUBSTANCES. IN ADDITION, OUR PROPERTIES COULD HAVE ENVIRONMENTAL CONTAMINATION, WHICH COULD RESULT IN MATERIAL LIABILITIES.
- WE PERFORM WORK IN UNDERGROUND ENVIRONMENTS, WHICH COULD AFFECT THE ENVIRONMENT. A FAILURE TO COMPLY WITH ENVIRONMENTAL LAWS COULD RESULT IN SIGNIFICANT LIABILITIES OR HARM OUR REPUTATION, AND NEW ENVIRONMENTAL LAWS OR REGULATIONS COULD ADVERSELY AFFECT OUR BUSINESS.
- WE ARE SUBJECT TO RISKS ASSOCIATED WITH CLIMATE CHANGE.
- OUR FAILURE TO COMPLY WITH THE REGULATIONS OF FEDERAL, STATE AND LOCAL AGENCIES THAT OVERSEE TRANSPORTATION AND SAFETY COMPLIANCE COULD REDUCE OUR REVENUE, PROFITABILITY AND LIQUIDITY.
- OUR FAILURE TO COMPLY WITH VARIOUS LAWS AND REGULATIONS RELATED TO CONTRACTOR LICENSING AND BUSINESS LICENSING COULD RESULT IN SIGNIFICANT LIABILITIES.

RISKS RELATED TO STRATEGIC TRANSACTIONS

- ACQUISITIONS, STRATEGIC INVESTMENTS AND DISPOSITIONS INVOLVE RISKS THAT COULD NEGATIVELY AFFECT OUR OPERATING RESULTS, CASH FLOWS AND LIQUIDITY AND MAY NOT ENHANCE SHAREHOLDER VALUE.

RISKS RELATING TO FINANCING OUR BUSINESS

- WE HAVE A SIGNIFICANT AMOUNT OF DEBT, WHICH COULD ADVERSELY AFFECT OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS OR COULD AFFECT OUR ABILITY TO ACCESS CAPITAL MARKETS IN THE FUTURE. IN ADDITION, OUR DEBT CONTAINS RESTRICTIVE COVENANTS THAT MAY PREVENT US FROM ENGAGING IN TRANSACTIONS THAT MIGHT BENEFIT US.
- WE MAY BE UNABLE TO OBTAIN SUFFICIENT BONDING CAPACITY TO SUPPORT CERTAIN SERVICE OFFERINGS, AND THE NEED FOR PERFORMANCE AND SURETY BONDS COULD REDUCE AVAILABILITY UNDER OUR CREDIT FACILITY.